Exhibit 6.1

Loan Agreement

THIS LOAN AGREEMENT ("Agreement") is made this ______ day of April, 2011, between the Borrower and Lender identified in the attached Authorization issued by the U.S. Small Business Administration ("SBA") to Lender, dated March 2, 2011, SBA Loan Number 45628850-08 ("Authorization").

SBA has authorized a guaranty of a loan from Lender to Borrower for the amount and under the terms stated in the attached Authorization (the "Loan").

In consideration of the promises in this Agreement and for other good and valuable consideration, Borrower and Lender agree as follows:

1.	Subject to the terms and conditions of the Authorization and SBA's Participating Lender Rules as defined in the Guarantee Agreement between Lender and SBA, Lender agrees to make the Loan if Borrower complies with the following "Borrower Requirements". Borrower must:

a.	Provide Lender with all certifications, documents or other information Lender is required by the Authorization to obtain from Borrower or any third party;
b.	Execute a note and any other documents required by Lender; and
c.	Do everything necessary for Lender to comply with the terms and conditions of the Authorization.

2.	The terms and conditions of this Agreement:

Are binding on Borrower and Lender and their successors and assigns; and
Will remain in effect after the closing of the Loan.

3.	Failure to abide by any of the Borrower Requirements will constitute an event of default under the note and other loan documents

Borrower:	WORTHPOINT CORPORATION	Guarantor:	/s/ William H. Seippel
WILLIAM H. SEIPPEL

	By:	/s/ William H. Seippel
	Name:	William H. Seippel
	Title:	President

	GOANTIQUES, INC.		WPGA HOLDING CORP.

	By:	/s/ William H. Seippel	By:	/s/ William H,. Seippel
	Name:	William H. Seippel	Name:	William H. Seippel
	Title:	President	Title:	President

Lender:	ACCESS NATIONAL BANK

By:
Name:
Title:

U.S. Small Business Administration

U.S. Small Business Administration

NOTE

SBA Loan #	45628850-08

SBA Loan Name	WORTHPOINT CORPORATION

Date	April 29, 2011

Loan Amount	$823,000.00

Interest Rate	Prime Rate plus 2.75%

Borrower	WORTHPOINT CORPORATION

Operating Company	NIA

Lender	ACCESS NATIONAL BANK

1.	PROMISE TO PAY:

In return for the Loan, Borrower promises to pay to the order of Lender the amount of Eight Hundred Twenty Three Thousand and 00/100 Dollars ($823,000.00), interest on the unpaid principal balance, and all other amounts required by this Note.

2.	DEFINITIONS:

"Collateral" means any property taken as security for payment of this Note or any guarantee of this Note. "Guarantor'' means each person or entity that signs a guarantee of payment of this Note.

"Loan" means the loan evidenced by this Note.

"Loan Documents" means the documents related to this loan signed by Borrower, and Guarantor, or anyone who pledges collateral.

"SBA" means the Small Business Administration, an Agency of the United States of America.

3.	PAYMENT TERMS: Borrower must make all payments at the place Lender designates. The payment terms for this Note are:

This Note will mature in 10 years from date of Note.

The interest rate on this Note will fluctuate. The initial interest rate is 6.00% per year. This initial rate is the prime rate in effect on the first business day of the month in which SBA received the loan application, plus 2.75%. The initial interest rate must remain in effect until the first change period begins.

Borrower must pay principal and interest payments of $9,193.08 every month, beginning two months from the month this Note is dated; payments must be made on the first calendar day in the months they are due.

Lender will apply each installment payment first to pay interest accrued to the day Lender receives the payment, then to bring principal current, then to pay any late fees, and will apply any remaining balance to reduce principal.

The interest rate will be adjusted every calendar quarter (the "change period").

The "Prime Rate" is the prime rate in effect on the first business day of the month (as published in the Wall Street Journal) in which SBA received the application, or any interest rate change occurs. Base Rates will be rounded to two decimal places with ..004 being rounded down and .005 being rounded up.

The adjusted interest rate will be 2.75% above the Prime Rate. Lender will adjust the interest rate on the first calendar day of each change period. The change in interest rate is effective on that day, whether or not Lender gives Borrower notice of the change.

Lender must adjust the payment amount at least annually as needed to amortize principal over the remaining term of the Note.

If the SBA purchases the guaranteed portion of the unpaid principal balance, the interest rate becomes fixed at the rate in effect at the time of the earliest uncured payment default. If there is no uncured payment default, the rate becomes fixed at the rate in effect at the time of purchase.

Loan Prepayment:

Notwithstanding any provision in this Note to the contrary:

Borrower may prepay this Note. Borrower may prepay 20 percent or less of the unpaid principal balance at any time without notice. If Borrower prepays more than 20 percent and the Loan has been sold on the secondary market, Borrower must:

a) Give Lender written notice;

b) Pay all accrued interest; and

c) If the prepayment is received less than 21 days from the date Lender received the notice, pay an amount equal to 21 days' interest from the date Lender receives the notice, less any interest accrued during the 21 days and paid under subparagraph b., above.

If Borrower does not prepay within 30 days from the date Lender receives the notice, Borrower must give Lender a new notice.

All remaining principal and accrued interest is due and payable IO years from date of Note.

Late Charge: !f a payment on this Note is more than 10 days late, Lender may charge Borrower a late fee of up to 5.0% of the unpaid portion of the regularly scheduled payment.

2

4.	DEFAULT:

Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower or Operating Company:

A.	Fails to do anything required by this Note and other Loan Documents;
B.	Defaults on any other loan with Lender;
C.	Does not preserve, or account to Lender's satisfaction for, any of the Collateral or its proceeds;
D.	Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA;
E.	Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA;
F.	Defaults on any loan or agreement with another creditor, if Lender believes default may materially affect Borrower's ability to pay this Note;
G.	Fails to pay any taxes when due;
H.	Becomes the subject of a proceeding under any bankruptcy or insolvency law;
I.	Has a receiver or liquidator appointed for any part of their business or property;
J.	Makes an assignment for the benefit of creditors;
K.	Has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower's ability to pay this Note;
L.	Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender’s prior written consent; or
M.	Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower's ability to pay this Note.

5.	LENDER'S RIGHTS IF THERE IS A DEFAULT:

Without notice or demand and without giving up any of its rights, Lender may:

A.	Require immediate payment of all amounts owing under this Note;
B.	Collect all amounts owing from any Borrower or Guarantor;
C.	File suit and obtain judgment
D.	Take possession of any Collateral; or
E.	Sell, lease or otherwise dispose of, any Collateral at public or private sale, with or without advertisement

6.	LENDER'S GENERAL POWERS:

Without notice and without Borrower 1s consent, Lender may:

A.	Bid on or buy the Collateral at its sale or the sale of another lienholder, at any price it chooses;
B.	Incur expenses to collect amounts due under this Note, enforce the terms of this Note or any other Loan Document, and preserve or dispose of the Collateral. Among other things, the expenses may include payments for property taxes, prior liens, insurance, appraisals, environmental remediation costs, and reasonable attorney's fees and costs. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance;
C.	Release anyone obligated to pay this Note;
D.	Compromise, release, renew, extend or substitute any of the Collateral; and
E.	Take any action necessary to protect the Collateral or collect amounts owing on this Note.

3

7.	WHEN FEDERAL LAW APPLIES:

When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

8.	SUCCESSORS AND ASSIGNS:

Under this Note, Borrower and Operating Company include the successors of each, and Lender includes its successors and assigns.

9.	GENERAL PROVISIONS:

A.	All individuals and entities signing this Note are jointly and severally liable.
B.	Borrower waives all suretyship defenses.
C.	Borrower must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect or maintain Lender's liens on Collateral.
D.	Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.
E.	Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note.
F.	If any part of this Note is unenforceable, all other parts remain in effect.
G.	To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor. Borrower also waives any defenses based upon any claim that Lender did not obtain any guarantee; did not obtain, perfect, or maintain a lien upon Collateral; impaired Collateral; or did not obtain the fair market value of Collateral at a sale.

10.	STATE-SPECIFIC PROVISIONS:

If payment of the indebtedness evidenced by this Note, or any part thereof, shall not be made when due and at maturity, by acceleration or otherwise, the undersigned hereby authorize(s) and empower(s) any attorney of any Court of Record within the United States to appear for the undersigned in any Court, or before any Clerk thereof, and confess judgment against the undersigned either jointly or severally in favor of the holder of this Note for the amount then due thereon, with the interest thereon aforementioned and the cost of suit and attorney's fees of fifteen percent (15%), hereby waiving and releasing all errors and all rights of exemption, appeal, stay of execution, inquisition and extension upon any levy or real estate or personal property to which the undersigned may otherwise be entitled under the laws of any State or possession of the United States now in force or which may hereafter be passed. If this Note is referred to any attorney for collection, and payment is obtained without the entry of a judgment, then the undersigned shall pay to holder attorney's fees in the amount aforesaid. If there is more than one undersigned, their liability shall be joint and several, any use of the singular herein may also refer to the plural and vice versa, and the use of any gender shall be applicable to all genders. Notwithstanding the Bank's right to obtain a judgment for attorneys' fees in the amount described in this paragraph, the Bank shall be entitled to collect only such reasonable attorneys' fees as are incurred by the Bank in accordance with this Note.

Any clause in this document requiring arbitration is not enforceable when SBA is the holder of the Note.

4

11.	BORROWER'S NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated under this Note as Borrower.

WORTHPOINT CORPORATION

By:	/s/ William H. Seippel	[SEAL]
Name:	William H. Seippel
Title:	President

[CORPORATE SEAL]

5

SECURITY AGREEMENT - COMMERCIAL

This Security Agreement - Commercial (this "Agreement") is executed, made and delivered this _______day of April, 2011, by WORTHPOINT CORPORATION (herein the "Debtor" or "Borrower"), a State of Delaware corporation, whose address is 75 5th Street, NW, Suite 212, Atlanta, Georgia 30308, for the benefit of ACCESS NATIONAL BANK (the "Secured Party"), whose address is 1800 Robert Fulton Drive, Suite 310, Reston, Virginia 20191.

FOR VALUE RECEIVED, the receipt, adequacy and sufficiency of which are hereby acknowledged, Debtor grants to Secured Party the security interest (and the pledges and assignments as applicable) hereinafter set forth and agrees with Secured Party as follows:

A.           OBLIGATIONS SECURED. The security interest and pledges and assignments as applicable granted hereby are to secure punctual payment and performance of the following (i) a certain promissory note from the Debtor of even date herewith in the original principal sum of Eight Hundred Twenty-Three Thousand and 00/100 Dollars ($823,000.00) and payable to the order of Secured Party (the "Note"), and any and all extensions, renewals, modifications and rearrangements thereof; and (ii) any and all other indebtedness, liabilities and obligations whatsoever of Debtor to Secured Party whether direct or indirect, absolute or contingent, primary or secondary, due or to become due and whether now existing or hereafter arising and howsoever evidenced or acquired, whether joint or several, or joint and several (all of which are herein separately and collectively referred to as the "Obligations"). Debtor acknowledges that the security interest hereby granted shall secure all future advances as well as any and all other indebtedness, liabilities and obligations of Debtor to Secured Party whether now in existence or hereafter ar1smg.

B.           USE OF COLLATERAL. Debtor represents, warrants and covenants that the Collateral will be used by the Debtor primarily for business, commercial, or other similar purposes.

C.           DESCRIPTION OF COLLATERAL. Debtor hereby grants to Secured Party a security interest in (and hereby pledges and assigns as applicable) and agrees that Secured Party shall continue to have a security interest in (and a pledge and assignment of, as applicable), the following property, to-wit:

All Accounts. A security interest in all accounts now owned or existing as well as any and all that may hereafter arise or be acquired by Debtor, and all the proceeds and products thereof, including without limitation, all notes, drafts, acceptances, instruments and chattel paper arising therefrom, and all returned or repossessed goods arising from or relating to any which accounts, or other proceeds of any sale or other disposition of inventory.

All Inventory. A security interest in all of Debtor's inventory, including all goods, merchandise, raw materials, goods in process, finished goods and other tangible personal property, wheresoever located, now owned or hereafter acquired and held for sale or lease or furnished or to be furnished under contracts for service or used or consumed in Debtor's business, and all additions and accessions thereto, and all leases and contracts with respect thereto, and all documents of title evidencing or representing any part thereof, and all products and proceeds thereof, whether in the possession of the Debtor, warehouseman, bailee, or any other person.

All Equipment, Furniture, Fixtures, and other Tangible Property. A security interest in all equipment, furniture, fixtures and other tangible property of every nature and description whatsoever, now owned or hereafter acquired by Debtor, including all appurtenances and additions thereto, and substitutions therefor and replacement thereof, wheresoever located, including all tools, parts and accessories used in connection therewith.

General Intangibles. A security interest in all general intangibles and other personal property now owned or hereafter acquired by Debtor other than goods, accounts, chattel paper, documents or instruments.

Chattel Paper. A security interest in all of Debtor's interest under chattel paper, lease agreements and other instruments or documents, whether now existing or owned by Debtor or hereafter arising or acquired by Debtor, evidencing both a debt and security interest in or lease of specific goods.

Instruments. A pledge and assignment of and security interest in all of Debtor's Instruments now owned or existing as well as hereafter acquired or arising instruments and documents.

Farm Products. A security interest in crops growing or to be grown, their products and all accounts or general intangibles arising from their sale.

Other. A security interest in all of Debtor's interest, now owned or hereafter acquired, in and to the property described below.

This Agreement shall secure any moneys due or to become due under and life insurance policies and under any contracts, supplemental or additional thereto issued by any life insurer on the life or lives of Debtor, or its principals, or any guarantor of the loan, including, without limitation, any and all accrued or future dividends, refunds for premiums paid in advance, double indemnity, distributions of shares of surplus or additions to the Policy now or hereafter made or apportioned thereto, together with any and all claims, options, privileges, rights, title and interest in and under the Policy subject, however, to all the terms and conditions of the Policy.

The term "Collateral" as used in this Agreement shall mean and include, and the security interest (and pledge and assignment as applicable) shall cover, all of the foregoing property, as well as any accessions, additions and attachments thereto, and the proceeds and products thereof, including without limitation, all cash, general intangibles, accounts, inventory, equipment, fixtures, farm products, notes, drafts, acceptances, securities, instruments, chattel paper, insurance proceeds payable because of loss or damage, or other property, benefits or rights arising therefrom, and in and to all returned or repossessed goods arising from or relating to any of the property described herein or other proceeds of any sale or other disposition of such property.

As additional security for the punctual payment and performance of the Obligations, and as part of the Collateral, Debtor hereby grants to Secured Party a security interest in, and a pledge and assignment of, any and all money, property, deposit accounts, accounts, securities, documents, chattel paper, claims, demands, instruments, items or deposits of the Debtor, and each of them, or to which any of them is a party, now held or hereafter coming within Secured Party's custody or control, including without limitation, all certificates of deposit and other depository accounts, whether such have matured or the exercise of Secured Party's rights results in loss of interest or principal or other penalty on such deposits, but excluding deposits subject to tax penalties if assigned. Without prior notice to or demand upon the Debtor, Secured Party may exercise its rights granted above at any time when a default has occurred or Secured Party deems itself secured. Secured Party's rights and remedies under this paragraph shall be in addition to and cumulative of any other rights or remedies at law and equity, including, without limitation, any rights of set-off to which Secured Party may be entitled.

2

D.           REPRESENTATIONS. WARRANTIES AND COVENANTS OF DEBTOR. Debtor represents and warrants as follows:

1.          Ownership; No Encumbrances. Except for the security interest (and pledges and assignments as applicable) granted hereby, and a prior security interest of Secured Party securing a loan in the amount of $485,000.00 (the "Prior Loan"), the Debtor is, and as to any property acquired after the date hereof which is included within the Collateral, Debtor will be, the owner of all such Collateral free and clear from all charges, liens, security interests, adverse claims and encumbrances of any and every nature whatsoever.

2.          No Financing Statements. Except for the financing statements filed in connection with the Prior Loan. There is no financing statement or similar filing now on file in any public office covering any part of the Collateral, and Debtor will not execute and there will not be on file in any public office any financing statement or similar filing except the financing statements filed or to be filed in favor of, or assigned or to be assigned on the date hereof to, Secured Party.

3.          Accuracy of Information. All information furnished to Secured Party concerning Debtor, the Collateral and the Obligations, or otherwise for the purpose of obtaining or maintaining credit, is or will be at the time the same is furnished, accurate and complete in all material respects.

4.          Authority. Debtor has full right and authority to execute and perform this Agreement and to create the security interest (and pledges and assignment as applicable) created by this Agreement. The making and performance by Debtor of this Agreement will not violate any articles of incorporation, bylaws or similar document respecting Debtor, any provision of law, any order of court or governmental agency, or any indenture or other agreement to which Debtor is a party, or by which Debtor or any of Debtor's property is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture or other agreement, or result in the creation or imposition of any charge, lien, security interest, claim or encumbrance of any and every nature whatsoever upon the Collateral, except as contemplated by this Agreement.

5.          Addresses. The address of Debtor designated at the beginning of this Agreement is Debtor's place of business if Debtor has only one place of business; Debtor's chief executive office if Debtor has more than one place of business; or Debtor's residence if Debtor has no place of business. Debtor agrees not to change such address without advance written notice to Secured Party.

E.           GENERAL COVENANTS. Debtor covenants and agrees as follows:

1.           Operation of Collateral. Debtor agrees to maintain and use the Collateral solely in the conduct of its own business, in a careful and proper manner, and in conformity with all applicable permits or licenses. Debtor shall comply in all respects with all applicable statutes, laws, ordinances and regulations. Debtor shall not use the Collateral in any unlawful manner or for any unlawful purpose, or in any manner or for any purpose that would expose the Collateral to unusual risk, or to penalty, forfeiture or capture, or that would render inoperative any insurance in connection with the Collateral.

3

2.          Condition. Debtor shall maintain, service and repair the Collateral so as to keep it in good operating condition. Debtor shall replace within a reasonable time all parts that may be worn out, lost, destroyed or to otherwise rendered unfit for use, with appropriate replacement parts . Debtor shall obtain and maintain in good standing at all times all applicable permits, licenses, registrations and certificates respecting the Collateral.

3.          Assessments. Debtor shall promptly pay when due all taxes, assessments, license fees, and governmental charges levied or assessed against Debtor or with respect to the Collateral or any part thereof.

4.          No Encumbrances. Debtor agrees not to suffer or permit any charge, lien, security interest, adverse claim or encumbrance of any and every nature whatsoever against the Collateral or any part thereof.

5.          No Removal. Except as otherwise provided in this Agreement, Debtor shall not remove the Collateral from the County or counties designated at the beginning of this Agreement without Secured Party's written consent.

6.          No Transfer. Except as otherwise provided in this Agreement with respect to inventory, Debtor shall not, without the prior written consent of Secured Party, sell, assign, transfer, lease, charter, encumber, hypothecate or dispose of the Collateral, or any part thereof, or interest therein or offer to do any of the foregoing.

7.          Notices and Reports. Debtor shall promptly notify Secured Party in writing of any change in the name, identity or structure of Debtor, any charge, lien, security interest, claim or encumbrance asserted against the Collateral, any litigation against Debtor or the Collateral, any theft, loss, injury or similar incident involving the Collateral, and any other material matter adversely affecting Debtor or the Collateral. Debtor shall furnish such other reports, information and data regarding Debtor's financial condition and operations, the Collateral and such other matters as Secured Party may request from time to time.

8.          Landlord's Waivers. Debtor shall furnish to Secured Party, if requested, a landlord's waiver of all liens with respect to any Collateral covered by this Agreement that is or may be located upon leased premises, such landlord's waivers to be in such form and upon such terms as are acceptable to Secured Party.

9.          Additional Filings. Debtor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statement(s) and amendments thereto that (a) indicate the Collateral (i) as all assets of the Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) provide any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State or such other jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Debtor is an organization, the type of organization and any organization identification number issued to the Debtor, and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. The Debtor agrees to furnish any such information to the Secured Party promptly upon the Secured Party's request.

4

10.        Protection of Collateral. Secured Party, at its option, whether before or after default, but without any obligation whatsoever to do so, may (a) discharge taxes, claims, charges, liens, security interests, assessments or other encumbrances of any and every nature whatsoever at any time levied, placed upon or asserted against the Collateral, (b) place and pay for insurance on the Collateral, including insurance that only protects Secured Party's interest, (c) pay for the repair, improvement, testing, maintenance and preservation of the Collateral, (d) pay any filing, recording, registration, licensing or certificate fees or other fees and charges related to the Collateral, or (e) take any other action to preserve and protect the Collateral and Secured Party's rights and remedies under this Agreement as Secured Party may deem necessary or appropriate. Debtor agrees that Secured Party shall have no duty or obligation whatsoever to take any of the foregoing action. Debtor agrees to promptly reimburse Secured Party upon demand for any payment made or any expense incurred by the Secured Party pursuant to this authorization. These payments and expenditures, together with interest thereon from date incurred until paid by Debtor at the maximum contract rate allowed under applicable laws, which Debtor agrees to pay, shall constitute additional Obligations and shall be secured by and entitled to the benefits of this Agreement.

11.        Inspection. Debtor shall at all reasonable times allow Secured Party by or through any of its officers, agents, attorneys or accountants, to examine the Collateral, wherever located, and to examine and make copies of or extracts from Debtor's books and records.

12.        Further Assurances. Debtor shall do, make, procure, execute and deliver all such additional and further acts, things, deeds, interests and assurances as Secured Party may request from time to time to protect, assure and enforce Secured Party's rights and remedies.

13.        Insurance. Debtor shall have and maintain insurance at all times with respect to all tangible Collateral insuring against risks of fire (including so-called extended coverage), theft and such other risks as Secured Party may require, containing such terms, in such form and amounts and written by such companies as may be satisfactory to Secured Party, all of such insurance to contain loss payable clauses in favor of Secured Party as its interest may appear. All policies of insurance shall provide for fifteen (15) days written minimum cancellation notice to Secured Party and at the request of Secured Party shall be delivered to and held by it. Secured Party is hereby authorized to act as attorney for Debtor in obtaining, adjusting, settling and canceling such insurance with respect to the Collateral securing the Obligations whether or not such Obligations are then due and payable. Debtor specifically authorizes Secured Party to disclose such policies of insurance to prospective insurers regarding the Collateral.

14.        Additional Collateral. If Secured Party should at any time be of the opinion that the Collateral is impaired or insufficient, or has declined or may decline in value, or should Secured Party deem payment of the Obligations to be insecure, then Secured Party may call for additional security satisfactory to Secured Party, and Debtor promises to furnish such additional security forthwith. The call for additional security may be oral, by messenger or telefax, or United States mail addressed to Debtor, and shall not affect any other subsequent right of Secured Party to exercise the same.

15.        Goods. Notwithstanding anything to the contrary contained in this agreement, if any Debtor is a "consumer" as defined Regulation AA of the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 227, or the Federal Trade Commission Credit Practices Rule, 16 C.F.R. Part 444, as applicable, no lien or security interest created or evidenced by this agreement shall extend to or cover a non-possessory lien or security interest in "household goods," other than a purchase money lien or security interest, in accordance with such regulations as applicable.

5

F.          ADDITIONAL PROVISIONS REGARDING ACCOUNTS. The following provisions shall apply to all accounts included within the Collateral:

1.           Definitions. The term "account", as used in this Agreement, shall have the same meaning as set forth in the Uniform Commercial Code of State of Georgia in effect as of the date of execution hereof, and as set forth in any amendment to the Uniform Commercial Code of State of Georgia to become effective after the date of execution hereof, and also shall include all present and future notes, instruments, documents, general intangibles, drafts, acceptances and chattel paper of Debtor, and the proceeds thereof.

2.           Additional Warranties. As of the time any account becomes subject to the security interest (or pledge or assignment as applicable) granted hereby, Debtor shall be deemed further to have warranted as to such and all of such accounts as follows: (a) each account and all papers and documents relating thereto are genuine and in all respects what they purport to be; (b) each account is valid and subsisting and arises out of a bona fide sale or lease of goods sold or leased and delivered to, or out of and for services therefore actually rendered by the Debtor to, the account debtor named in the account; (c) the amount of the account represented as owing is the correct amount actually and unconditionally owning except for normal cash discounts and is not subject to any set-offs, credits, defenses, deductions or countercharges; and (d) Debtor is the owner thereof free and clear of any charges, liens, security interests, adverse claims and encumbrances of any and every nature whatsoever.

3.           Collection of Accounts. Secured Party shall have the right in its own name or in the name of the Debtor, whether before or after default, to require Debtor forthwith to transmit all proceeds of collection of accounts directly to Secured Party, to demand, collect, receive, receipt for, sue for, compound and give acquittal for, any and all amounts due or to become due on the accounts and to endorse the name of the Debtor on all Commercial paper given in payment or part payment thereof, and in Secured Party's discretion to file any claim or take any other action or proceeding that Secured Party may deem necessary or appropriate to protect and preserve and realize upon the accounts and related Collateral. Unless and until Secured Party elects to collect accounts, and the privilege of Debtor to collect accounts is revoked by Secured Party in writing, Debtor shall continue to collect accounts, account for same to Secured Party, and shall not commingle the proceeds of collection of accounts with any funds of the Debtor. In order to assure collection of accounts in which Secured Party has a security interest (or which have been pledged or assigned to Secured Party as applicable) hereunder, Secured Party may notify the post office authorities to change the address for delivery of mail addressed to Debtor to such address as Secured Party may designate, and to open and dispose of such mail and receive the collections of accounts included herewith. Secured Party shall have no duty or obligation whatsoever to collect any account, or to take any other action to preserve or protect the Collateral; however, Debtor releases Secured Party from any claim or claims for loss or damage arising from any act or omission of Secured Party and its officers, directors, employees or agents, should Secured Party elect to collect any account or take any possession of any Collateral.

4.           Identification and Assignment of Accounts. Upon Secured Party's request, after default, Debtor shall take such action and execute and deliver such documents as Secured Party may request in order to identify, confirm, mark, segregate and assign accounts and to evidence Secured Party's interest in same. Without limitation of the foregoing Debtor, upon request after default, agrees to assign accounts to Secured Party, identify and mark accounts as being subject to the security interest (or pledge or assignment as applicable) granted hereby, mark Debtors books and records to reflect such security interests, pledges and assignments, and forthwith to transmit to Secured Party in the form received by Debtor any and all proceeds of collection of such accounts.

6

5.          Account Reports. Debtor will deliver to Secured Party, as Lender may require, a written report in form and in content satisfactory to Secured Party, showing a listing and aging of accounts and such other information as Secured Party may request from time to time. Debtor shall immediately notify Secured Party of the assertion by any account debtor of any set-off, defense or claim regarding an account or any other matter adversely affecting any account.

6.          Segregation of Returned Goods. Returned or repossessed goods arising from or relating to any accounts included within the Collateral shall, if requested by Secured Party, be held separate and apart from any other property. Debtor shall as often as requested by Secured Party, but not less often than weekly, even though no special request has been made, report to Secured Party the appropriate identifying information with respect to any such returned or repossessed goods relating to accounts included in assignments or identifications made pursuant hereto.

7.          Right of Off-Set. Any deposit or other sums at any time credited by or due from the holder of the Obligations to Debtor or any endorser, guarantor or surety of any of the Obligations and any securities or other property of Debtor or any endorser, guarantor or surety of any of the Obligations in the possession of the holder of the Obligations may at all times be held and treated as additional and cumulative collateral security for the payment of the Obligations and Debtor grants Secured Party a security interest and contractual right of off-set in all such deposits, sums, securities and other properties as additional and cumulative security for payment of the Obligations. The holder of the Obligations may apply to set-off such deposits or other sums against the Obligations at any time in the case of Debtor, but only with respect to matured liabilities in case of the endorsers, guarantors, or sureties of any of the Obligations.

G.           ADDITIONAL PROVISIONS REGARDING INVENTORY. The following provisions shall apply to all inventory included within the Collateral:

1.          Inventory Reports. Debtor will deliver to Secured Party as Secured Party may require, on such frequency as Secured Party may request, a written report in form and content satisfactory to Secured Party, with respect to the preceding month or other applicable period, showing Debtors opening inventory, inventory acquired, inventory sold, inventory leased, inventory returned, inventory used in Debtor's business, closing inventory, any other inventory not within the preceding categories and such other information as Secured Party may request from time to time. Debtor shall immediately notify Secured Party of any matter adversely affecting the inventory, including, without limitation, any event causing loss or depreciation in the value of the inventory and the amount of such possible loss of depreciation.

2.          Location of Inventory. Debtor will promptly notify Secured Party in writing of any addition to, change in or discontinuance of its place(s) of business as shown in this Agreement, the places at which inventory is located as shown herein, the location of its chief executive office and the location of the office where it keeps its records as set forth herein. All Collateral will be located at the places of business shown below, as modified by any written notices given pursuant hereto.

3.          Uses of Inventory. Except as set forth in the loan agreement, unless and until the privilege of Debtor to use inventory in the ordinary course of Debtor's business is revoked by Secured Party in the event of default or if Secured Party deems itself insecure, Debtor may use the inventory in any manner not inconsistent with this Agreement, may lease or sell that part of the Collateral consisting of inventory provided that all such leases and sales are in the ordinary course of business, and use and consume any raw materials or supplies that are necessary in order to carry on Debtor's business. A sale in the ordinary course of business does not include a transfer in partial or total satisfaction of a debt.

7

4.          Accounts as Proceeds. All accounts that are proceeds of the inventory included within the Collateral shall be subject to all of the terms and provisions hereof pertaining to accounts.

5.          Protection of Inventory. Debtor shall take all action necessary to protect and preserve the inventory.

6.          Assignment of Rents and Leases. Debtor hereby assigns to Secured Party all rents and other benefits derived or to be derived from leases ("Leases") of the inventory now or hereafter existing or entered into, together with all guarantees, amendments, modifications, extensions and renewals thereof (the "Rents"). Prior to a foreclosure by Secured Party of any lien or security interest which Secured Party may now or hereafter hold covering the inventory, this Assignment of Rents is not intended to, and shall not, constitute payment to Secured Party, unless Secured Party terminates Debtor's license to collect the Rents, and then it shall constitute payment only to the extent that prior to foreclosure the Rents are actually received by Secured Party as opposed to constituting a portion of the voluntary payments of principal and interest on the indebtedness evidenced and secured hereby, and are not used for the operation, maintenance or repair of the inventory, or for the payment of costs and expenses in connection therewith. Except as otherwise provided herein, Secured Party shall have the absolute right, power and authority to take any and all actions which Secured Party deems necessary or appropriate in connection with taking possession of the inventory, leasing all or any part of the inventory, collecting all or any of the Rents and enforcing the rights of the lessor under any of the leases, including without limitation, bringing, prosecuting, defending or settling legal proceedings against lessees of the inventory. Notwithstanding anything herein to the contrary, Secured Party shall not be obligated to perform or discharge, and Secured Party does not undertake to perform or discharge, any obligation, duty or liability with respect to the Leases or the Rents under or by reason of this Assignment. This Assignment shall not operate to place responsibility for the control, care, maintenance or repair of the inventory upon Secured Party, or for any dangerous or defective condition of the Inventory, or for any negligence in the arrangement, upkeep, repair, or control of the inventory. Debtor shall retain a revokable license to collect and receive the Rents as the agent of Secured Party, and to retain, use and enjoy such Rents, provided that such revokable license ipso facto terminate without further action by Secured Party and without notice to Debtor upon the occurrence of any default or event of default as defined in any note, deed of trust, security agreement, guaranty, financing statement, fixture filing or other loan documents given to Secured Party by Debtor or any other party in connection with any indebtedness or obligation of Debtor to Secured Party.

7.          Leased Inventory. Debtor shall (a) observe and perform faithfully every obligation which Debtor is required to perform under the Leases; (b) enforce or secure the performance of, at its sole cost and expense, every obligation to be performed by the lessees under the Leases; (c) not collect any Rents in advance of the time when the same shall be due, or anticipate any payments under any of the Leases, except for bona fide security deposits not in excess of an amount equal to two (2) months Rent; (d) at the request of Secured Party, deliver copies of Leases to Secured Party; and (e) appear and defend against, at Debtor's sole cost and expense, any action or proceeding arising under, and in any manner connected with the Leases, the Rents or the obligations, duties or liabilities of the lessor, lessee or guarantors thereunder.

8

H.          INTENTIONALLY DELETED.

I.           INTENTIONALLY DELETED.

J.           EVENTS OF DEFAULT. Debtor shall be in default hereunder upon the happening of any of the following events or conditions: (i) non-payment when due (whether by acceleration of maturity or otherwise) of any payment of principal, interest or other amount due on any Obligations; (ii) the occurrence of any event which under the terms of any evidence of indebtedness, indenture, loan agreement, security agreement or similar instrument permits the acceleration of maturity of any of obligation of Debtor whether to Secured Party or to others; (iii) any representation or warranty made by Debtor and/or others to Secured Party in connection with this Agreement, the Collateral or the Obligations, or in any statements or certificates, proves incorrect in any material respect as of the date of the making or the issuance thereof; (iv) default occurs in the observance or performance of or, if Debtor fails to furnish adequate evidence of performance of, any provision of this Agreement or of any note, assignment, transfer, other agreement, document or instrument delivered by Debtor to Secured Party in connection with this Agreement, the Collateral or the Obligations; (v) death, dissolution, liquidation, termination of existence, insolvency, business failure or winding-up of Debtor, or any maker, endorser, guarantor, surety or other party liable in any capacity for any of the Obligations; (vi) the filing of a petition in bankruptcy by or against, or the application for appointment of a receiver or any other legal custodian for any part of the property of, or the assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy, rearrangement, reorganization, insolvency or similar laws for the relief of Debtors by or against, the Debtor, or any maker, endorser, guarantor, surety or other party primarily or secondarily liable for any of the Obligations; (vii) the Collateral becomes, in the judgment of Secured Party, impaired, unsatisfactory or insufficient in character or value; (viii) the filing of any levy, attachment, execution, garnishment or other process against the Debtor, or any of the Collateral or any maker, endorser, guarantor, surety, or other party liable in any capacity for any of the Obligations, or (ix) the Secured Party in good faith believes that the prospect of repayment or performance of the Obligations or any of the covenants, agreements or other duties under any writing executed in connection herewith is impaired.

K.          REMEDIES. Upon the occurrence of an Event of Default, or if Secured Party deems payment or performance of the Obligations to be insecure, Secured Party, at its option, shall be entitled to exercise any one or more of the following remedies (all of which are cumulative):

1.          Declare Obligations Due. Secured Party, at its option, may declare the Obligations or any part thereof immediately due and payable, without demand, notice of intention to accelerate, notice of acceleration, notice of non-payment, presentment, protest, notice of dishonor, or any other notice whatsoever, all of which are hereby waived by Debtor, the Borrower and any maker, endorser, guarantor, surety or other party liable in any capacity for any of the Obligations.

9

2.          Remedies. Secured Party shall have all of the rights and remedies provided for in this Agreement and any other agreements executed by Debtor, the rights and remedies in the Uniform Commercial Code of the State of Georgia, and any and all rights and remedies at law or in equity, all of which shall be deemed cumulative. Without limiting the foregoing, Debtor agrees that Secured Party shall have the right to: (a) require Debtor to assemble the Collateral and make it available to Secured Party at a place designated by Secured Party that is reasonably convenient to both parties, which Debtor agrees to do; (b) take possession of the Collateral with or without process of law, and, in this connection, enter any premises where the Collateral is located to remove same, to render it unusable, or to dispose of same on such premises; (c) sell, lease or otherwise dispose of the Collateral, by public or private proceedings, for cash or credit, without assumption of credit risks; and/or (d) whether before or after default, collect and receipt for, compound, compromise, and settle, and give releases, discharges and acquittances, with respect to, any and all amounts owed by any person or entity with respect to the Collateral. Unless the Collateral is perishable or threatens to decline speedily in value or is of the type customarily sold on a recognized market, Secured Party will send Debtor reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition will be made. Any requirement of reasonable notice to Debtor shall be met if such notice is mailed, postage prepaid, to Debtor at the address of Debtor designated at the beginning of this Agreement, at least ten (10) days before the day of any public sale or at least ten (I0) days before the time after which any private sale or other disposition will be made.

3.          Expenses. Debtor shall be liable for and agrees to pay the reasonable expenses incurred by Secured Party in enforcing its rights and remedies, in retaking, holding, testing, repairing, and proving, selling, leasing or disposing of the Collateral, or like expenses, including, without limitation, attorneys fees and legal expenses incurred by Secured Party. These expenses, together with interest thereon from date incurred until paid by Debtor at the maximum contract rate allowed under applicable laws, which Debtor agrees to pay, shall constitute additional Obligations, and shall be secured and entitled to the benefits of this Agreement.

4.          Proceeds; Surplus; Deficiencies. Proceeds received by Secured Party from disposition of the Collateral shall be applied toward Secured Party's expenses and other Obligations and in such order or manner as Secured Party may elect. Debtor shall be entitled to any surplus if one results after lawful application of the proceeds.

5.          Remedies Cumulative. The rights and remedies of Secured Party are cumulative and the exercise of any one or more of the rights of remedies shall not be deemed an election of rights or remedies or a waiver of any other right or remedy. Secured Party may remedy any default and may waive any default without waiving the default remedy or without waiving any other prior or subsequent default.

L.           RELINQUISHMENT OF CERTAIN DEFENSES. Regarding the enforcement of the security interests and covenants and agreements contained in this Agreement to secure payment of the Obligations, the Debtor covenants and agrees as follows:

1.          Secured Party's right of recovery against the Collateral for the Obligations shall be determined as if Debtor were a primary obligor for the payment of the Obligations regardless of whether or not Debtor is in fact primarily liable for all or any part of the Obligations. Debtor specifically agrees that it shall not be necessary or required, in order to enforce the remedies under this Agreement, that the Secured Party have made demand for payment upon the Borrower or any other person or entity liable for any portion of the Obligations or have made protest thereof or have given notice to the Borrower or any other party liable thereon of maturity or nonpayment of the Obligations.

2.          The Debtor specifically waives any notice of acceptance of this Agreement by the Secured Party and of the creation, advancement, existence, extension, renewal, modification, consolidation, the rearrangement from time to time of the Obligations, the increase from time to time in the principal amount thereof, the increase or reduction from time to time of the rate of interest thereon, or any indulgence from time to time with respect to the Obligations, or any part thereof, and of nonpayment thereof or default thereon, and waives grace, demand, protest, presentment and notice of demand, protest, and presentment with respect to the Obligations, and waives notice of the amount of the Obligations outstanding at any time, and agrees that the maturity of the Obligations, or any part thereof, may be accelerated, extended, modified, amended or renewed from time to time or any other indulgence may be granted with respect thereto by the Secured Party at its will or as may be agreed by the Borrower without notice to or further consent by the Debtor, at any time or times.

10

3.          The Debtor agrees that: (i) no renewal, extension, modification, consolidation, or rearrangement of or any other indulgence, forbearance or compromise with respect to the Obligations, or any part thereof; (ii) no increase in the principal amount of any of the Obligations; (iii) no increase or reduction of the rate of interest thereon; (iv) no release, withdrawal, substitution, surrender, subordination, exchange, deterioration, waste or other impairment of any security or collateral or guaranty now or hereafter held by the Secured Party for payment of the Obligations, or of any part thereof; (v) no release of the Borrower, any guarantor, or of any other person primarily or secondarily liable on the Obligations, or any part thereof; and (vi) no delay or omission or lack of diligence or care in exercising any right or power with respect to the Obligations or any security or collateral therefor or under this Agreement shall in any manner impair, diminish or affect the rights of the Secured Party or the liability of the Debtor hereunder. The Debtor specifically agrees that it shall not be necessary or required, and that the Debtor shall not be entitled to require, that the Secured Party mitigate damages, or file suit or proceed to obtain or assert a claim for personal judgment against the Borrower for the Obligations, or make any effort at collection of the Obligations from the Borrower, or foreclose against or seek to realize upon any security or collateral now or hereafter existing for the Obligations, or file suit or proceed to obtain or assert a claim for personal judgment against any other party (whether maker, guarantor, endorser or surety) liable for the Obligations, or make any effort at collections of the Obligations from any such other party, or exercise or assert any other right or remedy to which the Secured Party is or may be entitled in connection with the Obligations or any security or collateral or other Agreement therefor, or assert or file any claim against the assets or estate of the Borrower or any guarantor or other person liable for the Obligations, or any part thereof, before or as a condition of enforcing the liability of the Debtor under this Agreement or requiring payment of the Obligations by the Debtor hereunder, or at any time thereafter. The Debtor expressly waives any right to the benefit of or to require or control application of any security or collateral or the proceeds of any security or collateral now existing or hereafter obtained by the Secured Party as security for the Obligations, or any part thereof, and agrees that the Secured Party shall have no duty insofar as the Debtor is concerned to apply upon any of the Obligations any monies, payments or other property at any time received by or paid to or in the possession of the Secured Party, except as the Secured Party shall determine in its sole discretion. The Debtor specifically agrees that Debtor shall not have any recourse or action against the Secured Party by reason of any action the Secured Party may take or omit to take in connection with the Obligations, the collection of any sums or amounts herein mentioned, or in connection with any security or collateral or any Guaranty at any time existing therefor.

4.          The Debtor agrees to the terms, provisions and conditions of the Note and other instruments evidencing the Obligations and of any renewal, modification, consolidation or rearrangement thereof or other agreements which may have been or may hereafter be executed by the Borrower from time to time evidencing or in connection with the Obligations or any part thereof, and agrees that the Debtor's liability hereunder shall in no manner be affected, reduced, impaired or released by reason of any term, provision or condition of such Note or other agreement or by the failure, refusal or omission of the Secured Party to enforce or observe any of same or any forbearance or compromise made by the Secured Party or any action taken or omitted to be taken by the Secured Party pursuant thereto or in connection therewith. The Debtor, by the execution and delivery of this Agreement agrees, represents, warrants and acknowledges that Debtor shall be bound by the provisions of any agreement, this Agreement and any Environmental Certificate and Agreement of even date herewith, from the Borrower to the Secured Party and which purport to be applicable to Debtor to the same extent and with the same effect as if Debtor had executed and delivered such document to the Secured Party. In that connection, the Debtor agrees that the provisions of this Paragraph shall survive any exercise of the power of sale granted in any instrument securing the Obligations, any foreclosure of the liens created by any of the instruments securing the Obligations, any conveyance in lieu of any such foreclosure, the repayment of the Obligations, and the discharge and release of all liens, rights and interests securing payment of the Obligations.

11

5.          The Debtor absolutely and unconditionally covenants and agrees that in the event that the Borrower does not or is unable to pay or perform the Obligations for any reason including, without limitation, liquidation, dissolution, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment or other similar proceedings affecting the status, composition, identity, existence, assets or Obligations of the Borrower, or the disaffirmance or termination of any of the Obligations in or as a result of any such proceedings, then in any such case the Debtor shall pay and perform the Obligations as herein provided and that no such occurrence shall in any way diminish or otherwise affect the Debtor's liabilities hereunder.

6.          Should the status, composition, structure or name of the Borrower change, including, but not limited to, by reason of a merger, dissolution, consolidation or reorganization, this Agreement shall continue and also cover the Obligations and Obligations of the Borrower under the new status, composition structure or name according to the terms hereof. If the Borrower is a general or limited partnership, no termination of said partnership, nor withdrawal therefrom or termination of any ownership interest therein owned, by any general or limited partner of such partnership shall alter, limit, terminate, excuse or modify the Debtor's liabilities set forth in this Agreement.

7.           In the event any payment from the Borrower to the Secured Party is held to constitute a preference under the bankruptcy laws, or if for any other reason the Secured Party is required to refund such payment or pay the amount thereof to any other party, such payment by the Borrower to the Secured Party shall not constitute a release of the Debtor from any liability hereunder, and this Agreement shall continue to be effective or shall be reinstated, as the case may be, to the extent of any such payment or payments.

8.          At all times while any or all of the Obligations are now or hereafter secured in whole or in part, the Debtor agrees that the Secured Party may, from time to time, at its discretion, and with or without valuable consideration, allow substitution, withdrawal, release, surrender, exchange, subordination, deterioration, waste, loss or other impairment of all or any part of such security or collateral, without notice to or consent by the Debtor, and without in anywise impairing, diminishing or releasing the liability of the Debtor hereunder.

9.          The Debtor waives marshalling of assets and liabilities, sale in inverse order of alienation, and all defenses given to sureties or Debtors at law or in equity other than actual payment of the Obligations and performance of the actions constituting the Obligations, including, but not limited to, any rights pursuant to the laws of the State of Georgia. The failure by the Secured Party to file or enforce a claim against the estate (either in administration, bankruptcy or other proceeding) of the Borrower or any other person primarily or secondarily liable for the Obligations or of any other or others shall not affect the liability of Debtor hereunder.

12

M.        OTHER AGREEMENTS.

1.          Savings Clause. Notwithstanding any provision to the contrary herein, or in any of the documents evidencing the Obligations or otherwise relating thereto, no such provision shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable usury laws. If any such excessive interest is so provided for, then in such event (i) the provisions of this paragraph shall govern and control, (ii) neither the Debtor nor Debtor's heirs, legal representatives, successors or assigns or any other party liable for the payment thereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount permitted by law, (iii) any such excess interest that may have been collected shall be, at the option of the holder of the instrument evidencing the Obligations, either applied as a credit against the then unpaid principal amount thereof or refunded to the maker thereof, and (iv) the effective rate of interest shall be automatically reduced to the maximum lawful rate under applicable usury laws as now or hereafter construed by the courts having jurisdiction.

2.          Joint and Several Responsibility. If this Agreement is executed by more than one Debtor, the obligations of all such Debtors shall be joint and several.

3.          Waivers. Debtor and any maker, endorser, guarantor, surety or other party liable in any capacity respecting the Obligations hereby waive demand, notice of intention to accelerate, notice of acceleration, notice of non-payment, presentment, protest, notice of dishonor and any other notice whatsoever.

4.          Severability. Any provision hereof found to be invalid by courts having jurisdiction shall be invalid only with respect to such provision (only to the extent necessary to avoid such invalidity). The offending provision shall be modified to the minimum extent possible to confer upon Secured Party the benefits intended thereby. Such provision as modified and the remaining provisions hereof shall be construed and enforced to the same extent as if such offending provision (or portion thereof) had not been contained herein, to the maximum extent possible.

5.          Use of Copies. Any carbon, photographic or other reproduction of any financing statement signed by Debtor is sufficient as a financing statement for all purposes, including without limitation, filing in any state as may be permitted by the provisions of the Uniform Commercial Code of such state. All rights and remedies of Secured Party in all such agreements are cumulative, but in the event of actual conflict in terms and conditions, the terms and conditions of the latest security agreement shall govern and control.

6.          Notices. Any notice or demand given by Secured Party to Debtor in connection with this Agreement, the Collateral or the Obligations shall be deemed given and effective upon deposit in the United States mail, postage pre-paid, addressed to Debtor at the address of the Debtor designated at the beginning of this Agreement. Actual notice to Debtor shall always be effective no matter how given or received.

7.          Headings and Gender. Paragraph headings in this Agreement are for convenience only and shall be given no meaning or significance in interpreting this Agreement. All words used herein shall be construed to be or such gender of number as the circumstances require.

8.          Amendments. Neither this Agreement nor any of its provisions may be changed, amended, modified, waived or discharged orally, but only by an instrument in writing signed by the party against whom enforcement of the change, amendment, modification, waiver or discharge is sought.

9.          Binding Effect. The provisions of this Agreement shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of Debtor, and the rights, powers and remedies of Secured Party hereunder shall inure to the benefit of the successors and assigns of Secured Party.

13

10.       Governing Law. DEBTOR AGREES THAT THE SECURED PARTY SHALL HAVE THE OPTION TO DETERMINE UNDER WHICH STATE LAWS THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED: (A) THE LAWS OF THE COMMONWEALTH OF VIRGINIA; OR (B) WHERE COLLATERAL HAS BEEN PLEDGED TO SECURE THE DEBT EVIDENCED OR SECURED HEREIN, THEN BY THE LAWS OF THE STATE OR STATES WHERE THE COLLATERAL IS LOCATED OR THE STATE OF DEBTOR'S ORGANIZATION OR RESIDENCE, AT SECURED PARTY'S OPTION. THIS CHOICE OF STATE LAWS IS EXCLUSIVE TO THE SECURED PARTY. DEBTOR SHALL NOT HAVE ANY OPTION TO CHOOSE THE LAWS BY WHICH THIS AGREEMENT SHALL BE GOVERNED. DEBTOR HEREBY CONSENTS TO THE EXERCISE OF WRISDICTION OVER IT BY ANY FEDERAL OR STATE COURT SITTING IN THE COMMONWEALTH OF VIRGINIA OR THE STATE OF DELAWARE SE LECTED BY SECURED PARTY, FOR THE PURPOSES OF ANY AND ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE LOAN AGREEMENT AND ALL OTHER LOAN DOCUMENTS. DEBTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH PROCEEDING BROUGHT IN ANY SUCH COURT, ANY CLAIM BASED ON THE CONSOLIDATION OF PROCEEDINGS IN SUCH COURTS IN WHICH PROPER VENUE MAY LIE IN DIVERGENT JURISDICTIONS, AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. DEBTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY WRY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THIS LOAN AGREEMENT, THE NOTE, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

11.       Statute of Frauds. THIS AGREEMENT, THE LOAN AGREEMENT AND ALL DOCUMENTS AND INSTRUMENTS REFERENCED HEREIN OR IN THE LOAN AGREEMENT, OR EXECUTED IN CONNECTION WITH OR ATTACHED TO THE LOAN AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN DEBTOR AND SECURED PARTY, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN DEBTOR AND SECURED PARTY. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN DEBTOR AND SECURED PARTY.

The Loan secured by this lien was made under a United States Small Business Administration (SBA) nationwide program which uses tax dollars to assist small business owners. If the United States is seeking to enforce this document, then under SBA regulations:

(a) When SBA is the holder of the Note, this document and all documents evidencing or securing this Loan will be construed in accordance with federal law.

(b) Secured Party or SBA may use local or state procedures for purposes such as filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using these procedures, SBA does not waive any federal immunity from local or state control, penalty, tax or liability. No Borrower or Guarantor may claim or assert against any local or state law to deny any obligation of Borrower, or defeat any claim of SBA with respect to this Loan.

14

Any clause in this document requiring arbitration is not enforceable when SBA is the holder of the Note secured by this instrument.

IN WITNESS WHEREOF, the undersigned has executed this Agreement effective as of the date first written above.

WITNESS:	DEBTOR:

WORTHPOINT CORPORATION

	By:	/s/ William H. Seippel	,[SEAL]
Name: William H. Seippel
Title: President

[CORPORATE SEAL]

15

U.S. Small Business Administration

US Small Business Administration

UNCONDITIONAL GUARANTEE

SBA Loan #	45628850-08

SBA Loan Name	WORTHPOINT CORPORATION

Guarantor	WILLIAM H. SEIPPEL

Borrower	WORTHPOINT CORPORATION

Lender	ACCESS NATIONAL BANK

Date	April _______, 2011

Note Amount	$823,000.00

1.	GUARANTEE:

Guarantor unconditionally guarantees payment to Lender of all amounts owing under the Note. This Guarantee remains in effect until the Note is paid in full. Guarantor must pay all amounts due under the Note when Lender makes written demand upon Guarantor. Lender is not required to seek payment from any other source before demanding payment from Guarantor.

2.	NOTE:

The "Note" is the promissory note dated April ___, 2011, in the principal amount of Eight Hundred Twenty-Three Thousand and 00/100 Dollars ($823,000.00), from Borrower to Lender. It includes any assumption, renewal, substitution, or replacement of the Note, and multiple notes under a line of credit.

3.	DEFINITIONS:

"Collateral" means any property taken as security for payment of the Note or any guarantee of the Note.

"Loan" means the loan evidenced by the Note.

"Loan Documents" means the documents related to the Loan signed by Borrower, Guarantor or any other guarantor, or anyone who pledges Collateral.

"SBA" means the Small Business Administration, an Agency of the United States of America.

4.	LENDER'S GENERAL POWERS:

Lender may take any of the following actions at any time, without notice, without Guarantor's consent, and without making demand upon Guarantor:

A.	Modify the terms of the Note or any other Loan Document except to increase the amounts due under the Note;
B.	Refrain from taking any action on the Note, the Collateral, or any guarantee;
C.	Release any Borrower or any guarantor of the Note;
D.	Compromise or settle with the Borrower or any guarantor of the Note;
E.	Substitute or release any of the Collateral, whether or not Lender receives anything in return;
F.	Foreclose upon or otherwise obtain, and dispose of, any Collateral at public or private sale, with or without advertisement;
G.	Bid or buy at any sale of Collateral by Lender or any other lienholder, at any price Lender chooses; and
H.	Exercise any rights it has, including those in the Note and other Loan Documents.

These	actions will not release or reduce the obligations of Guarantor or create any rights or claims against Lender.

5.	FEDERAL LAW:

When SBA is the holder, the Note and this Guarantee will be construed and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Guarantee, Guarantor may not claim or assert any local or state law against SBA to deny any obligation, defeat any claim of SBA, or preempt federal law.

6.	RIGHTS, NOTICES, AND DEFENSES THAT GUARANTOR WAIVES:

To the extent permitted by law,

A.	Guarantor waives all rights to:
1)	Require presentment, protest, or demand upon Borrower,
2)	Redeem any Collateral before or after Lender disposes of it;
3)	Have any disposition of Collateral advertised; and
4)	Require a valuation of Collateral before or after Lender disposes of it.
B.	Guarantor waives any notice of:
1)	Any default under the Note;
2)	Presentment, dishonor, protest, or demand;
3)	Execution of the Note;
4)	Any action or inaction on the Note or Collateral, such as disbursements, payment, nonpayment, acceleration, intent to accelerate, assignment, collection activity, and incurring enforcement expenses;
5)	Any change in the financial condition or business operations of Borrower or any guarantor,
6)	Any changes in the terms of the Note or other Loan Documents, except increases in the amounts due under the Note; and
7)	The time or place of any sale or other disposition of Collateral.
C.	Guarantor waives defenses based upon any claim that:
1)	Lender failed to obtain any guarantee;

2

2)	Lender failed to obtain, perfect or maintain a security interest in any property offered or taken as Collateral;
3)	Lender or others improperly valued or inspected the Collateral;
4)	The Collateral changed in value, or was neglected, lost, destroyed, or underinsured;
5)	Lender impaired the Collateral;
6)	Lender did not dispose of any of the Collateral;
7)	Lender did not conduct a commercially reasonable sale;
8)	Lender did not obtain the fair market value of the Collateral;
9)	Lender did not make or perfect a claim upon the death or disability of Borrower or any guarantor of the Note;
10)	The financial condition of Borrower or any guarantor was overstated or has adversely changed;
11)	Lender made errors or omissions in Loan Documents or administration of the Loan;
12)	Lender did not seek payment from the Borrower, any other guarantors, or any Collateral before demanding payment from Guarantor
13)	Lender impaired Guarantor's suretyship rights;
14)	Lender modified the Note terms, other than to increase amounts due under the Note. If Lender modifies the Note to increase the amounts due under the Note without Guarantor's consent, Guarantor will not be liable for the increased amounts and related interest and expenses, but remains liable for all other amounts;
15)	Borrower has avoided liability on the Note; or
16)	Lender has taken an action allowed under the Note, this Guarantee, or other Loan Documents.

7.	DUTIES AS TO COLLATERAL:

Guarantor will preserve the Collateral pledged by Guarantor to secure this Guarantee. Lender has no duty to preserve or dispose of any Collateral.

8.	SUCCESSORS AND ASSIGNS:

Under this Guarantee, Guarantor includes heirs and successors, and Lender includes its successors and assigns.

9.	GENERAL PROVISIONS:

A.	ENFORCEMENT EXPENSES. Guarantor promises to pay all expenses Lender incurs to enforce this Guarantee, including, but not limited to, attorney's fees and costs.
B.	SBA NOT A CO-GUARANTOR. Guarantor's liability will continue even if SBA pays Lender. SBA is not a co-guarantor with Guarantor. Guarantor has no right of contribution from SBA.
C.	SUBROGATION RIGHTS. Guarantor has no subrogation rights as to the Note or the Collateral until the Note is paid in full.
D.	JOINT AND SEVERAL LIABILITY. All individuals and entities signing as Guarantor are jointly and severally liable.
E.	DOCUMENT SIGNING. Guarantor must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect or maintain Lender's liens on Collateral.
F.	FINANCIAL STATEMENTS. Guarantor must give Lender financial statements as Lender requires.

3

G.	LENDER'S RIGHTS CUMULATIVE, NOT WAIVED. Lender may exercise any of its rights separately or together, as many times as it chooses. Lender may delay or forgo enforcing any of its rights without losing or impairing any of them.
H.	ORAL STATEMENTS NOT BINDING. Guarantor may not use an oral statement to contradict or alter the written terms of the Note or this Guarantee, or to raise a defense to this Guarantee.
I.	SEVERABILITY. If any part of this Guarantee is found to be unenforceable, all other parts will remain in effect.
J.	CONSIDERATION. The consideration for this Guarantee is the Loan or any accommodation by Lender as to the Loan.

10.	STATE-SPECIFIC PROVISIONS:

If payment of the indebtedness evidenced by this Guarantee, or any part thereof, shall not be made when due and at maturity, by acceleration or otherwise, the undersigned hereby authorize and empower any attorney of any Court of Record within the United States to appear for the undersigned in any Court, or before any Clerk thereof, and confess judgment against the undersigned either jointly or severally in favor of the holder of this Guarantee for the amount then due thereon, with interest thereon aforementioned and the cost of suit and attorney's fees of fifteen per cent (15%), hereby waiving and releasing all errors and all rights of exemption, appeal, stay of execution, inquisition and extension upon any levy on real estate, or personal property to which the undersigned may otherwise be entitled under the laws of any State or possession of the United States now in force or which may hereafter be passed. If this Guarantee is referred to any attorney for collection, and payment is obtained without the entry of a judgment, then the undersigned shall pay to holder attorney's fees in the amount aforesaid. If there be more than one undersigned, their liability shall be joint and several, any use of the singular herein may also refer to the plural and vice versa, and the use of any gender shall be applicable to all genders. Notwithstanding the Lender's right to obtain a judgment for attorneys' fees in the amount described in this paragraph, the Lender shall be entitled to collect only such reasonable attorneys' fees as are incurred by the Lender in accordance with this Guaranty.

Any clause in this document requiring arbitration is not enforceable when SBA is the holder of the Note secured by this instrument.

The undersigned Guarantor hereby waives the right to require the Holder of the obligations hereby guaranteed to take action against the debtor as provided for in O.C.G.A. 10-7-24

11.	GUARANTOR ACKNOWLEDGMENT OF TERMS.

Guarantor acknowledges that Guarantor has read and understands the significance of all terms of the Note and this Guarantee, including all waivers.

[signature page follows]

4

12.	GUARANTOR NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated as Guarantor under this Guarantee.

/s/ William H. Seippel	[SEAL]
WILLIAM H. SEIPPEL

The foregoing instrument was executed before me this 29th day of April, 2011, by WILLIAM H. SEIPPEL.

My commission expires:

Notary Public

5

U.S. Small Business Administration

US Small Business Administration

UNCONDITIONAL GUARANTEE

SBA Loan #	45628850-08

SBA Loan Name	WORTHPOINT CORPORATION

Guarantor	GOANTIQUES, INC.

Borrower	WORTHPOINT CORPORATION

Lender	ACCESS NATIONAL BANK

Date	April 28, 2011

Note Amount	$823,000.00

1.	GUARANTEE:

Guarantor unconditionally guarantees payment to Lender of all amounts owing under the Note. This Guarantee remains in effect until the Note is paid in full. Guarantor must pay all amounts due under the Note when Lender makes written demand upon Guarantor. Lender is not required to seek payment from any other source before demanding payment from Guarantor.

2.	NOTE:

The "Note" is the promissory note dated April 28th, 2011, in the principal amount of Eight Hundred Twenty-Three Thousand and 00/100 Dollars ($823,000.00), from Borrower to Lender. It includes any assumption, renewal, substitution, or replacement of the Note, and multiple notes under a line of credit.

3.	DEFINITIONS:

"Collateral" means any property taken as security for payment of the Note or any guarantee of the Note.

"Loan" means the loan evidenced by the Note.

"Loan Documents" means the documents related to the Loan signed by Borrower, Guarantor or any other guarantor, or anyone who pledges Collateral.

"SBA" means the Small Business Administration, an Agency of the United States of America.

4.	LENDER'S GENERAL POWERS:

Lender may take any of the following actions at any time, without notice, without Guarantor's consent, and without making demand upon Guarantor:

A.	Modify the terms of the Note or any other Loan Document except to increase the amounts due under the Note;
B.	Refrain from taking any action on the Note, the Collateral, or any guarantee;
C.	Release any Borrower or any guarantor of the Note;
D.	Compromise or settle with the Borrower or any guarantor of the Note;
E.	Substitute or release any of the Collateral, whether or not Lender receives anything in return;
F.	Foreclose upon or otherwise obtain, and dispose of, any Collateral at public or private sale, with or without advertisement;
G.	Bid or buy at any sale of Collateral by Lender or any other lienholder, at any price Lender chooses; and
H.	Exercise any rights it has, including those in the Note and other Loan Documents.

These	actions will not release or reduce the obligations of Guarantor or create any rights or claims against Lender.

5.	FEDERAL LAW:

When SBA is the holder, the Note and this Guarantee will be construed and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Guarantee, Guarantor may not claim or assert any local or state law against SBA to deny any obligation, defeat any claim of SBA, or preempt federal law.

6.	RIGHTS, NOTICES, AND DEFENSES THAT GUARANTOR WAIVES:

To the extent permitted by law,

A.	Guarantor waives all rights to:
1)	Require presentment, protest, or demand upon Borrower,
2)	Redeem any Collateral before or after Lender disposes of it;
3)	Have any disposition of Collateral advertised; and
4)	Require a valuation of Collateral before or after Lender disposes of it.
B.	Guarantor waives any notice of:
1)	Any default under the Note;
2)	Presentment, dishonor, protest, or demand;
3)	Execution of the Note;
4)	Any action or inaction on the Note or Collateral, such as disbursements, payment, nonpayment, acceleration, intent to accelerate, assignment, collection activity, and incurring enforcement expenses;
5)	Any change in the financial condition or business operations of Borrower or any guarantor,
6)	Any changes in the terms of the Note or other Loan Documents, except increases in the amounts due under the Note; and
7)	The time or place of any sale or other disposition of Collateral.
C.	Guarantor waives defenses based upon any claim that:
1)	Lender failed to obtain any guarantee;

2

2)	Lender failed to obtain, perfect or maintain a security interest in any property offered or taken as Collateral;
3)	Lender or others improperly valued or inspected the Collateral;
4)	The Collateral changed in value, or was neglected, lost, destroyed, or underinsured;
5)	Lender impaired the Collateral;
6)	Lender did not dispose of any of the Collateral;
7)	Lender did not conduct a commercially reasonable sale;
8)	Lender did not obtain the fair market value of the Collateral;
9)	Lender did not make or perfect a claim upon the death or disability of Borrower or any guarantor of the Note;
10)	The financial condition of Borrower or any guarantor was overstated or has adversely changed;
11)	Lender made errors or omissions in Loan Documents or administration of the Loan;
12)	Lender did not seek payment from the Borrower, any other guarantors, or any Collateral before demanding payment from Guarantor
13)	Lender impaired Guarantor's suretyship rights;
14)	Lender modified the Note terms, other than to increase amounts due under the Note. If Lender modifies the Note to increase the amounts due under the Note without Guarantor's consent, Guarantor will not be liable for the increased amounts and related interest and expenses, but remains liable for all other amounts;
15)	Borrower has avoided liability on the Note; or
16)	Lender has taken an action allowed under the Note, this Guarantee, or other Loan Documents.

7.	DUTIES AS TO COLLATERAL:

Guarantor will preserve the Collateral pledged by Guarantor to secure this Guarantee. Lender has no duty to preserve or dispose of any Collateral.

8.	SUCCESSORS AND ASSIGNS:

Under this Guarantee, Guarantor includes heirs and successors, and Lender includes its successors and assigns.

9.	GENERAL PROVISIONS:

A.	ENFORCEMENT EXPENSES. Guarantor promises to pay all expenses Lender incurs to enforce this Guarantee, including, but not limited to, attorney's fees and costs.
B.	SBA NOT A CO-GUARANTOR. Guarantor's liability will continue even if SBA pays Lender. SBA is not a co-guarantor with Guarantor. Guarantor has no right of contribution from SBA.
C.	SUBROGATION RIGHTS. Guarantor has no subrogation rights as to the Note or the Collateral until the Note is paid in full.
D.	JOINT AND SEVERAL LIABILITY. All individuals and entities signing as Guarantor are jointly and severally liable.
E.	DOCUMENT SIGNING. Guarantor must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect or maintain Lender's liens on Collateral.
F.	FINANCIAL STATEMENTS. Guarantor must give Lender financial statements as Lender requires.

3

G.	LENDER'S RIGHTS CUMULATIVE, NOT WAIVED. Lender may exercise any of its rights separately or together, as many times as it chooses. Lender may delay or forgo enforcing any of its rights without losing or impairing any of them.
H.	ORAL STATEMENTS NOT BINDING. Guarantor may not use an oral statement to contradict or alter the written terms of the Note or this Guarantee, or to raise a defense to this Guarantee.
I.	SEVERABILITY. If any part of this Guarantee is found to be unenforceable, all other parts will remain in effect.
J.	CONSIDERATION. The consideration for this Guarantee is the Loan or any accommodation by Lender as to the Loan.

10.	STATE-SPECIFIC PROVISIONS:

If payment of the indebtedness evidenced by this Guarantee, or any part thereof, shall not be made when due and at maturity, by acceleration or otherwise, the undersigned hereby authorize and empower any attorney of any Court of Record within the United States to appear for the undersigned in any Court, or before any Clerk thereof, and confess judgment against the undersigned either jointly or severally in favor of the holder of this Guarantee for the amount then due thereon, with interest thereon aforementioned and the cost of suit and attorney's fees of fifteen per cent (15%), hereby waiving and releasing all errors and all rights of exemption, appeal, stay of execution, inquisition and extension upon any levy on real estate, or personal property to which the undersigned may otherwise be entitled under the laws of any State or possession of the United States now in force or which may hereafter be passed. If this Guarantee is referred to any attorney for collection, and payment is obtained without the entry of a judgment, then the undersigned shall pay to holder attorney's fees in the amount aforesaid. If there be more than one undersigned, their liability shall be joint and several, any use of the singular herein may also refer to the plural and vice versa, and the use of any gender shall be applicable to all genders. Notwithstanding the Lender's right to obtain a judgment for attorneys' fees in the amount described in this paragraph, the Lender shall be entitled to collect only such attorneys' fees as are incurred by the Lender in accordance with this Guaranty.

Any clause in this document requiring arbitration is not enforceable when SBA is the holder of the Note secured by this instrument.

11.	GUARANTOR ACKNOWLEDGMENT OF TERMS.

Guarantor acknowledges that Guarantor has read and understands the significance of all terms of the Note and this Guarantee, including all waivers.

[signature page follows]

4

12.	GUARANTOR NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated as Guarantor under this Guarantee.

GOANTIQUES, INC.

By:	/s/ William H. Seippel	-[SEAL]
Name: William H. Seippel
Title: President

The foregoing instrument was executed before me this ____ day of April, 2011, by William H. Seippel, President on behalf of GOANTIQUES, INC., a State of Delaware corporation.

My commission expires:

Notary Public

5

U.S. Small Business Administration

US Small Business Administration

UNCONDITIONAL GUARANTEE

SBA Loan #	45628850-08

SBA Loan Name	WORTHPOINT CORPORATION

Guarantor	WPGA HOLDING CORP.

Borrower	WORTHPOINT CORPORATION

Lender	ACCESS NATIONAL BANK

Date	April 28, 2011

Note Amount	$823,000.00

1.	GUARANTEE:

Guarantor unconditionally guarantees payment to Lender of all amounts owing under the Note. This Guarantee remains in effect until the Note is paid in full. Guarantor must pay all amounts due under the Note when Lender makes written demand upon Guarantor. Lender is not required to seek payment from any other source before demanding payment from Guarantor.

2.	NOTE:

The "Note" is the promissory note dated April 28, 2011, in the principal amount of Eight Hundred Twenty-Three Thousand and 00/100 Dollars ($823,000.00), from Borrower to Lender. It includes any assumption, renewal, substitution, or replacement of the Note, and multiple notes under a line of credit.

3.	DEFINITIONS:

"Collateral" means any property taken as security for payment of the Note or any guarantee of the Note.

"Loan" means the loan evidenced by the Note.

"Loan Documents" means the documents related to the Loan signed by Borrower, Guarantor or any other guarantor, or anyone who pledges Collateral.

"SBA" means the Small Business Administration, an Agency of the United States of America.

4.	LENDER'S GENERAL POWERS:

Lender may take any of the following actions at any time, without notice, without Guarantor's consent, and without making demand upon Guarantor:

A.	Modify the terms of the Note or any other Loan Document except to increase the amounts due under the Note;
B.	Refrain from taking any action on the Note, the Collateral, or any guarantee;
C.	Release any Borrower or any guarantor of the Note;
D.	Compromise or settle with the Borrower or any guarantor of the Note;
E.	Substitute or release any of the Collateral, whether or not Lender receives anything in return;
F.	Foreclose upon or otherwise obtain, and dispose of, any Collateral at public or private sale, with or without advertisement;
G.	Bid or buy at any sale of Collateral by Lender or any other lienholder, at any price Lender chooses; and
H.	Exercise any rights it has, including those in the Note and other Loan Documents.

These	actions will not release or reduce the obligations of Guarantor or create any rights or claims against Lender.

5.	FEDERAL LAW:

When SBA is the holder, the Note and this Guarantee will be construed and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Guarantee, Guarantor may not claim or assert any local or state law against SBA to deny any obligation, defeat any claim of SBA, or preempt federal law.

6.	RIGHTS, NOTICES, AND DEFENSES THAT GUARANTOR WAIVES:

To the extent permitted by law,

A.	Guarantor waives all rights to:
1)	Require presentment, protest, or demand upon Borrower,
2)	Redeem any Collateral before or after Lender disposes of it;
3)	Have any disposition of Collateral advertised; and
4)	Require a valuation of Collateral before or after Lender disposes of it.
B.	Guarantor waives any notice of:
1)	Any default under the Note;
2)	Presentment, dishonor, protest, or demand;
3)	Execution of the Note;
4)	Any action or inaction on the Note or Collateral, such as disbursements, payment, nonpayment, acceleration, intent to accelerate, assignment, collection activity, and incurring enforcement expenses;
5)	Any change in the financial condition or business operations of Borrower or any guarantor,
6)	Any changes in the terms of the Note or other Loan Documents, except increases in the amounts due under the Note; and
7)	The time or place of any sale or other disposition of Collateral.
C.	Guarantor waives defenses based upon any claim that:
1)	Lender failed to obtain any guarantee;

2

2)	Lender failed to obtain, perfect or maintain a security interest in any property offered or taken as Collateral;
3)	Lender or others improperly valued or inspected the Collateral;
4)	The Collateral changed in value, or was neglected, lost, destroyed, or underinsured;
5)	Lender impaired the Collateral;
6)	Lender did not dispose of any of the Collateral;
7)	Lender did not conduct a commercially reasonable sale;
8)	Lender did not obtain the fair market value of the Collateral;
9)	Lender did not make or perfect a claim upon the death or disability of Borrower or any guarantor of the Note;
10)	The financial condition of Borrower or any guarantor was overstated or has adversely changed;
11)	Lender made errors or omissions in Loan Documents or administration of the Loan;
12)	Lender did not seek payment from the Borrower, any other guarantors, or any Collateral before demanding payment from Guarantor
13)	Lender impaired Guarantor's suretyship rights;
14)	Lender modified the Note terms, other than to increase amounts due under the Note. If Lender modifies the Note to increase the amounts due under the Note without Guarantor's consent, Guarantor will not be liable for the increased amounts and related interest and expenses, but remains liable for all other amounts;
15)	Borrower has avoided liability on the Note; or
16)	Lender has taken an action allowed under the Note, this Guarantee, or other Loan Documents.

7.	DUTIES AS TO COLLATERAL:

Guarantor will preserve the Collateral pledged by Guarantor to secure this Guarantee. Lender has no duty to preserve or dispose of any Collateral.

8.	SUCCESSORS AND ASSIGNS:

Under this Guarantee, Guarantor includes heirs and successors, and Lender includes its successors and assigns.

9.	GENERAL PROVISIONS:

A.	ENFORCEMENT EXPENSES. Guarantor promises to pay all expenses Lender incurs to enforce this Guarantee, including, but not limited to, attorney's fees and costs.
B.	SBA NOT A CO-GUARANTOR. Guarantor's liability will continue even if SBA pays Lender. SBA is not a co-guarantor with Guarantor. Guarantor has no right of contribution from SBA.
C.	SUBROGATION RIGHTS. Guarantor has no subrogation rights as to the Note or the Collateral until the Note is paid in full.
D.	JOINT AND SEVERAL LIABILITY. All individuals and entities signing as Guarantor are jointly and severally liable.
E.	DOCUMENT SIGNING. Guarantor must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect or maintain Lender's liens on Collateral.
F.	FINANCIAL STATEMENTS. Guarantor must give Lender financial statements as Lender requires.

3

G.	LENDER'S RIGHTS CUMULATIVE, NOT WAIVED. Lender may exercise any of its rights separately or together, as many times as it chooses. Lender may delay or forgo enforcing any of its rights without losing or impairing any of them.
H.	ORAL STATEMENTS NOT BINDING. Guarantor may not use an oral statement to contradict or alter the written terms of the Note or this Guarantee, or to raise a defense to this Guarantee.
I.	SEVERABILITY. If any part of this Guarantee is found to be unenforceable, all other parts will remain in effect.
J.	CONSIDERATION. The consideration for this Guarantee is the Loan or any accommodation by Lender as to the Loan.

10.	STATE-SPECIFIC PROVISIONS:

If payment of the indebtedness evidenced by this Guarantee, or any part thereof, shall not be made when due and at maturity, by acceleration or otherwise, the undersigned hereby authorize and empower any attorney of any Court of Record within the United States to appear for the undersigned in any Court, or before any Clerk thereof, and confess judgment against the undersigned either jointly or severally in favor of the holder of this Guarantee for the amount then due thereon, with interest thereon aforementioned and the cost of suit and attorney's fees of fifteen per cent (15%), hereby waiving and releasing all errors and all rights of exemption, appeal, stay of execution, inquisition and extension upon any levy on real estate, or personal property to which the undersigned may otherwise be entitled under the laws of any State or possession of the United States now in force or which may hereafter be passed. If this Guarantee is referred to any attorney for collection, and payment is obtained without the entry of a judgment, then the undersigned shall pay to holder attorney's fees in the amount aforesaid. If there be more than one undersigned, their liability shall be joint and several, any use of the singular herein may also refer to the plural and vice versa, and the use of any gender shall be applicable to all genders. Notwithstanding the Lender's right to obtain a judgment for attorneys' fees in the amount described in this paragraph, the Lender shall be entitled to collect only such reasonable attorneys' fees as are incurred by the Lender in accordance with this Guaranty.

Any clause in this document requiring arbitration is not enforceable when SBA is the holder of the Note secured by this instrument.

11.	GUARANTOR ACKNOWLEDGMENT OF TERMS.

Guarantor acknowledges that Guarantor has read and understands the significance of all terms of the Note and this Guarantee, including all waivers.

[signature page follows]

4

12.	GUARANTOR NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated as Guarantor under this Guarantee.

WPGA HOLDING CORP.

By:.	/s/ William H. Seippel
Name: William H. Seippel
Title: President

[SEAL]

The foregoing instrument was executed before me this ___ day of April, 2011, by William H. Seippel, President on behalf of WPGA HOLDING CORP., a State of Delaware corporation.

My commission expires:

Notary Public

5